Earnings Conference Call – Third Quarter 2014 October 29, 2014 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q3 2014
Three months ended September 30
in thousands, except per share amounts
• Net revenue growth in the third quarter was primarily driven by double digit net revenue increases in nearly all services
• Share repurchases positively impacted EPS growth in the third quarter
• Foreign tax credits increased earnings approximately $.03 per share in the third quarter
2014 2013 % Change 2014 2013 % Change
Total revenues $3,467,362 $3,316,665 4.5% $10,112,865 $9,599,194 5.4%
Total net revenues $527,564 $463,306 13.9% $1,505,836 $1,391,630 8.2%
Income from operations $203,337 $176,355 15.3% $560,690 $527,537 6.3%
Net income $124,981 $107,737 16.0% $336,764 $322,952 4.3%
Earnings per share
(diluted)
$0.85 $0.69 23.2% $2.28 $2.03 12.3%
Weighted average shares
outstanding
146,856 157,044 -6.5% 147,819 158,884 -7.0%
Nine months ended September 30

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q3 2014
Net revenue growth exceeded total revenue growth as a result of margin expansion and a change in our mix of business
Transportation net revenue margin improvement driven primarily by Truckload,
Ocean and Air results
2014 2013 % Change
Total revenues $3,069,056 $2,880,901 6.5%
Total net revenues $493,987 $429,978 14.9%
Net revenue margin 16.1% 14.9% 7.8%
Three months ended September 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Q1 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2% 15.3%
Q2 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9% 15.3% 15.9%
Q3 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6% 14.9% 16.1%
Q4 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8% 15.0%
Year 16.3% 17.8% 18.4% 17.0% 20.2% 16.8% 16.5% 15.8% 15.3%
2014 2013 % Change
$8,911,683 $8,302,160 7.3%
$1,405,418 $1,282,375 9.6%
15.8% 15.4% 2.1%
Nine months ended September 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Quarter
YTD
Volume 1% 2%
Approximate pricing* 10% 10%
Approximate cost* 8% 10%
Net revenue margin
Truckload Results Q3 2014
*Pricing and cost measures exclude the estimated impact
of the change in fuel
Truckload net revenue margins expanded in the third quarter when compared to the third quarter of 2013 driven by increased pricing and a change in our mix of freight
North American Truckload price per mile, excluding the impact of the change in fuel, increased approximately ten percent in the third quarter when compared to the third quarter of 2013
North American Truckload cost per mile, excluding the impact of the change in fuel, increased approximately eight percent in the third quarter when compared to the third quarter of 2013
2014 2013 % Change
$307,376 $265,509 15.8%
Three months ended Sept 30
TRUCKLOAD NET REVENUES in thousands
Year over year change
2014 2013 % Change
$882,774 $798,448 10.6%
Nine months ended Sept 30
North America
Truckload

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q3 2014
Three months ended Sept 30
LTL NET REVENUES in thousands
LTL
Year over year change
Total shipments increased approximately seven percent in the third quarter when compared to the third quarter of 2013
LTL net revenue growth primarily driven by volume growth and increased customer pricing partially offset by higher costs
Nine months ended Sept 30
Quarter
YTD
Volume 7% 7%
Pricing
Net revenue
margin
2014 2013 % Change
$67,968 $61,436 10.6%
2014 2013 % Change
$195,482 $180,638 8.2%

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	↑	↑

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q3 2014
Net revenue growth was primarily driven by increased
operational efficiency and customer pricing
The Intermodal operating environment remains challenging as
rail service issues are ongoing
2014 2013 % Change
$10,593 $10,202 3.8%
Three months ended Sept 30
INTERMODAL NET REVENUES  in thousands
Year over year change
2014 2013 % Change
$30,396 $29,223 4.0%
Nine months ended Sept 30
INTERMODAL
Quarter YTD
Volume 0% -1%
Pricing
Net revenue margin

Global Forwarding Results Q3 2014
Ocean, Air and Customs
2014 2013 % Change
Ocean $57,380 $49,692 15.5%
Air $20,520 $18,137 13.1%
Customs $11,107 $8,932 24.4%
Three months ended Sept 30
NET REVENUES  in thousands
OCEAN
AIR
Year over year change
Year over year change
Combined Global Forwarding services net revenues increased 16.0% in the third quarter when compared to the third quarter of 2013
Global Forwarding net revenue growth was driven by margin expansion and volume growth
Operational uniformity and cross selling initiatives are producing the intended results
2014 2013 % Change
$151,478 $141,304 7.2%
$59,721 $55,107 8.4%
$30,751 $27,307 12.6%
Nine months ended Sept 30
YTD
Quarter
Volume
Pricing
Net revenue margin
Quarter
Volume
Pricing
Net revenue margin
YTD

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q3 2014
Other Logistics Services net revenues include transportation management services, warehousing and small parcel
Transportation Management and Logistics Services, are
providing continued growth in Other Logistics Services
2014 2013 % Change
$19,043 $16,070 18.5%
Three months ended Sept 30
NET REVENUES  in thousands
2014 2013 % Change
$54,816 $50,348 8.9%
Nine months ended Sept 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q3 2014
Net revenue margin improvement to levels in line with historic ranges
Declines in the business of one large customer offset the overall net revenue margin increase for the total service line
2014 2013 % Change
Total revenues $393,980 $432,373 -8.9%
Total net revenues $29,801 $30,553 -2.5%
Net revenue margin 7.6% 7.1% 7.0%
Three months ended Sept 30
SOURCING NET REVENUES  in thousands
2014 2013 % Change
$1,190,604 $1,287,036 -7.5%
$91,541 $101,151 -9.5%
7.7% 7.9% -2.2%
Nine months ended Sept 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
• Growth in personnel expense primarily the result of our variable compensation plans that are driven by changes in net revenue and profitability
• Average headcount was up approximately 1.6 percent when
compared to the third quarter of 2013
• SG&A expenses decreased 3.6 percent when compared to the
third quarter of 2013 primarily driven by reduced travel and claims expenses
Three months ended September 30
2014 2013 % Change
Total revenues $3,467,362 $3,316,665 4.5%
Total net revenues 527,564 463,306 13.9%
Personnel expenses 244,621 204,388 19.7%
Selling, general & admin 79,606 82,563 -3.6%
Total operating expenses 324,227 286,951 13.0%
Income from operations $203,337 $176,355 15.3%
Percent of net revenue 38.5% 38.1% 1.3%
2014 2013 % Change
$10,112,865 $9,599,194 5.4%
1,505,836 1,391,630 8.2%
703,904 623,042 13.0%
241,242 241,051 0.1%
945,146 864,093 9.4%
$560,690 $527,537 6.3%
37.2% 37.9% -1.8%
Nine months ended September 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Three months ended Sept 30
Sept 30, 2014
Cash & investments $127,716
Current assets $1,824,716
Total assets $2,941,784
Debt $845,000
Current liabilities $1,329,202
Stockholders’ investment $1,018,717
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
• Strong cash flow quarter
• Total debt balance $845 million
• $500 million, 4.28% average coupon
• $345 million drawn on revolver,
1.65% current rate
2014 2013 % Change
Net cash provided by operating activities $176,954 $124,658 42.0%
Capital expenditures, net $6,312 $11,659 -45.9%

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Capital Distribution
• Capital returned to shareholders during the quarter
• $52.7 million cash dividend
• $76.8 million in cash for repurchase activity
• 1,127,100 shares
• Average price $66.36 of shares repurchased
• Target is to return approximately 90% of net income to shareholders annually
2009 2010 2011 2012 (a) 2013 Q3 2014 YTD 2014
Net income $360,830 $387,026 $431,612 $447,007 $415,904 $124,981 $336,764
Capital distribution
Cash dividends paid $162,865 $168,902 $194,697 $219,313 $220,257 $52,681 $157,590
Share repurchases 266,906 157,381 250,274 255,849 807,449 (b) 76,762 136,919
Subtotal $429,771 $326,283 $444,971 $475,162 $1,027,706 $129,443 $294,509
Percent of net income
Cash dividends paid 45% 44% 45% 49% 53% 42% 47%
Open market share repurchases 74% 41% 58% 57% 194% 61% 41%
Subtotal 119% 84% 103% 106% 247% 104% 87%
(a) 2012 Net Income is adjusted to excluded transaction related gains and expenses.  A reconciliation of adjusted results
(b) Includes a $500 million accelerated share repurchase.
appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

A look ahead
The long term growth targets presented at the Investor
Day, November 2013 outline our revenue and
earnings targets
We continue to execute on our long term growth
strategies and initiatives focused on balanced growth
North American Truckload net revenue growth in
October has increased approximately 13% per
business day when compared to October 2013
We will invest in additional talent in 2015 and beyond

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: 2012 Summarized Adjusted Income Statement
In thousands, except per share amounts
Twelve months ended December 31, 2012
1)
T-Chek. The balance consists of transaction related bonuses.
2)
a) Investment banking fees related to the acquisition of Phoenix
b) External legal and accounting fees related to the acquisitions of Apreo and Phoenix and the divestiture of T-Chek.
3) The adjustment to investment and other income reflects the gain from the divestiture of T-Chek.
4) The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5) The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.
2012 Actual
Non-recurring
Acquisition Impacts
Non-recurring
Divestiture  Impacts
Adjusted
Total net revenues $1,717,571 $1,717,571
Personnel expenses (1) 766,006 -385 -34,207 731,414
Other operating expenses (2) 276,245 -10,225 -379 265,641
Total operating expenses 1,042,251 -10,610 -34,586 997,055
Income from operations 675,320 10,610 34,586 720,516
Investment & other income (3) 283,142 -281,551 1,591
Income before taxes 958,462 10,610 -246,965 722,107
Provision for income taxes 364,658 2,745 -92,303 275,100
Net income $593,804 7,865 -$154,662 $447,007
Net income per share (diluted) 3.67 2.76
Weighted average shares (diluted) 161,946 185 (4) 92 (5) 161,669
To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.
The adjustments to other operating expenses reflect fees paid to third parties for:
The adjustment to personnel consists of $33 million of incremental vesting expense of our equity awards triggered by the gain on the divestiture of